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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 30, 2004


          CWALT, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of August 30, 2004, providing for the
          issuance of the Alternative Loan Trust 2004-22CB, Mortgage
                 Pass-Through Certificates, Series 2004-22CB).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


     Delaware                                         333-110343                             87-0698307
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     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)


4500 Park Granada
Calabasas, California                                                 91302
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(Address of Principal                                               (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act

         (17 CFR 240.14d-2(b))

Section 9         Financial Statements and Exhibits
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Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

      (a)         Financial statements of business acquired.
                  -----------------------------------------

                  Not applicable.

      (b)         Pro forma financial information.
                  -------------------------------

                  Not applicable.

      (c)         Exhibits.
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      5.1         Legality Opinion of Sidley Austin Brown & Wood LLP.

      8.1         Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 5.1).

      23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          CWALT, INC.



                                                          By: /s/ Darren Bigby
                                                             -----------------
                                                          Darren Bigby
                                                          Vice President



Dated:  August 30, 2004

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                  5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
         Exhibit 5.1)                                                        5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)                                               5